                                                                    Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



        In connection with the Quarterly Report of Federal Screw Works (the "Company") on Form 10-Q for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, W. T. ZurSchmiede, Jr.,Chairman of the Board, Chief Financial Officer, Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

        (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ W.T.ZurSchmiede, Jr.
                                               --------------------------------
                                               W.T.ZurSchmiede, Jr., Chairman,
                                               Chief Financial Officer and
                                               Secretary of Federal Screw Works


  February 13, 2004